UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2007
BabyUniverse, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-32577	65-0797093

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South US Highway One, Suite 500, Jupiter, Florida	33477

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (561) 277-6400
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.
     As previously reported by BabyUniverse, Inc. (the “Company”) in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”, or “SEC”) on January 5, 2007 (the “Prior 8-K”), on December 29, 2006, the Company entered into a Loan Agreement (the “Loan Agreement”) with Lydian Private Bank, pursuant to which Lydian Private Bank provided a term loan, with a maturity date of July 1, 2008, of $2,000,000 to the Company (the “Loan”), evidenced by a Promissory Note in that principal amount dated December 29, 2006 (the “Note”). Also as reported in the Prior 8-K, as security for the Loan, Wyndcrest BabyUniverse Holdings II, LLC, a Florida limited liability company (“WBUH II”), and Wyndcrest BabyUniverse Holdings III, LLC, a Florida limited liability company (“WBUH III”), each of which is controlled by John C. Textor, the Company’s Chairman and Chief Executive Officer, pledged to Lydian Private Bank shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), held by them, which shares also serve as collateral under a loan previously extended to such pledgors by Lydian Private Bank, and each such pledgor and Mr. Textor executed a guaranty of the Loan in favor of Lydian Private Bank.
     The foregoing description is qualified in its entirety by reference to the disclosures set forth in Item 1.01 of the Prior 8-K, the Loan Agreement, attached thereto as Exhibit 10.1, and the Note, attached thereto as Exhibit 10.2, each of which is hereby incorporated herein by reference in its entirety.
     As of September 5, 2007, Lydian Private Bank agreed to assign and transfer the Loan, and all of its rights, title and interest in and to the Loan Agreement, the Note, and the other documents and instruments executed in connection therewith (collectively, the “Loan Documents”) to Lydian Trust Company, Lydian Private Bank’s parent company (“Lydian Trust”). As of the same date, Lydian Trust and the Company entered into a Subscription and Loan Satisfaction Agreement (the “Subscription and Loan Satisfaction Agreement”), pursuant to which the Loan Documents were amended to provide that the Company’s payment to Lydian Trust of $1,100,000 in cash and the Company’s issuance to Lydian Trust of an aggregate of 145,985 shares of Common Stock, in each case upon the closing of the Company’s proposed merger transaction (the “Merger”) with eToys Direct, Inc. (“eToys”), will be deemed payment in full of the Loan. In addition, WBUH II and WBUH III have agreed to provide price protection to Lydian Trust in the event that it does not receive specified average net proceeds from the sale of such shares, in the amount of the shortfall.
     The description of the terms of the Subscription and Loan Satisfaction Agreement is qualified in its entirety by reference to the copy of the Subscription and Loan Satisfaction Agreement filed as Exhibit 99.10 to the Company’s Registration Statement on Form S-4/A (File No. 333-143765) filed with the SEC on September 7, 2007 (the “Registration Statement”), which copy is hereby incorporated herein by reference in its entirety.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information contained in Item 1.01 of the Prior 8-K and Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference in its entirety and made a part hereof.
Item 3.02 Unregistered Sales of Equity Securities.
     As of September 5, 2007, the Company and Lydian Trust entered into the Subscription and Loan Satisfaction Agreement, pursuant to which, inter alia, the Company agreed to issue an aggregate of 145,985 shares of Common Stock to Lydian Trust on the terms described in Item 1.01 of this Current Report on Form 8-K, which is hereby incorporated herein by reference in its entirety and made a part hereof. All of these shares are subject to piggyback registration rights in favor of Lydian Trust.
     On September 5, 2007, the Company and the registered broker-dealer acting as its exclusive placement agent (the “Placement Agent”) with respect to the unregistered sales of equity securities described in the Company’s Current Reports on Form 8-K filed with the Commission on May 30, 2007, June 19, 2007 and July 11, 2007, and in this Item 3.02 of this Current Report on Form 8-K, agreed, pursuant to the terms of a Subscription Agreement between the Company and the Placement Agent (the “Subscription Agreement”), that the Company’s obligation to pay in cash the placement agency fees payable to the Placement Agent in connection with these unregistered sales of equity securities, in the aggregate amount of $700,000, is to be cancelled in its entirety, upon the closing of the Merger, in exchange for the issuance to the Placement Agent of an aggregate of 71,869 shares of Common Stock. All of these shares are subject to piggyback registration rights in favor of the Placement Agent.
     The description of the terms of the Subscription Agreement is qualified in its entirety by reference to the copy of the Subscription Agreement filed as Exhibit 99.9 to the Registration Statement, which copy is hereby incorporated herein by reference in its entirety.
     As previously reported in the Company’s Current Report on Form 8-K filed with the Commission on June 19, 2007, three affiliates of a large institutional investment fund (the “Fund Investors”) agreed, pursuant to the terms of a definitive Stock Purchase Agreement among the Company and the Fund Investors entered into on June 13, 2007 (the “SPA”), to acquire shares of Common Stock from the Company in a private placement. As of September 5, 2007, the Fund Investors, pursuant to the terms of a First Amendment to Stock Purchase Agreement among the Company and the Fund Investors (the “First Amendment”), agreed to purchase, upon the closing of the Merger, an additional aggregate of 218,979 shares of Common Stock, for an aggregate purchase price of approximately $1,500,000. The Company has also agreed to file with the SEC a Registration Statement on Form S-3 covering the resale by the Fund Investors of all of these additional shares within fifteen days of the closing of the Merger.
     The description of the terms of the SPA and the First Amendment is qualified in its entirety by reference to, respectively, the copy of the SPA filed as Exhibit 99.5 to the Registration Statement, and the copy of the First Amendment filed as Exhibit 99.11 to the Registration Statement, each of which copies is hereby incorporated herein by reference in its entirety.
     The offer, issuance and sale of the shares of Common Stock to Lydian Trust, the Placement Agent and the Fund Investors (collectively, the “Purchasers”), as described above in this Item 3.02 of this Current Report on Form 8-K, was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder (“Regulation D”). Accordingly, such shares of Common Stock have not been registered under the Securities Act, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. Each of the Purchasers has represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D.
* * * * * *
     This Current Report on Form 8-K does not constitute an offer of any securities for sale. The Merger will be submitted to the Company’s shareholders for their consideration. In connection with the Merger, the Company has filed a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which includes therein a proxy statement/prospectus, and other materials with the SEC. THE COMPANY URGES YOU TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ETOYS AND THE MERGER. Investors may obtain free copies of the Registration Statement, including the proxy statement/prospectus included therein, as well as other filed documents containing information about the Company and the Merger at http://www.sec.gov, the SEC’s website. Free copies of the Company’s SEC filings are also available on the Company’s website at http://www.babyuniverse.com.
     The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information regarding the officers and directors of the Company is included in its Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on April 2, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, is set forth in the proxy statement/prospectus and other materials filed with the SEC in connection with the Merger.
     This Current Report on Form 8-K may contain forward-looking statements that involve risks and uncertainties relating to future events or the Company’s future financial performance. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, factors detailed in the Company’s SEC filings. You are advised to consult further disclosures the Company may make on related subjects in its future filings with the SEC.
     In some cases, you can identify forward-looking statements by terminology such as “may,” “could,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, nor can we guarantee future results, levels of activity, performance or achievements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BabyUniverse, Inc.
Dated: September 11, 2007	By:	/s/ Jonathan Teaford
Jonathan Teaford
Executive Vice President